                                                                    EXHIBIT 10.9

                         UNIVERSITY SCIENCE CENTER LEASE
                         -------------------------------

This Lease concerns space in the University Science Center ("Center") at 555 Science Drive, Madison, Wisconsin 53711

Date:    5/22/96
         -------

Landlord: University Science Center Partnership

Address:  1265 WARF Building, 610 Walnut Street, Madison, Wisconsin 53705-2336

Tenant:   Focused Research, Inc.

Address:  555 Science Drive, Suite Z

Term: May 1, 1996 through April 30, 1997. Focused Research will have the right to terminate the agreement at any time during the term with two months written notice.

Renewal Options:

Leased Premises: 180 square feet as shown on Attachment A

Rent: $270.00 monthly

Security Deposit:

Additional Services and Rights: Tenant will have the right to reserve the MGE
          Innovation Center Conference Room and the right to use the fax and copy machine at the reimbursed rates charged to Center tenants.

Special Provisions:

This Lease Agreement includes the General Conditions attached hereto and made a part hereof and any reasonable policies and procedures promulgated from time to time by Landlord and provided to Tenant.

Executed as of the day and date first above written.

LANDLORD:                                           TENANT:
University Science Center Partnership               Focused Research, Inc.

By: /s/ Signature Illegible                         By: /s/ Signature Illegible
   ------------------------------------------          -------------------------------
   Wayne F. McGown, Assistant                          Rob Marsland, Senior Scientist
   Secretary/Treasurer, University Research
   Park Facilities Corp., Managing Partner          STATE OF WISCONSIN )
                                                                      ) ss.
STATE OF WISCONSIN         )                        COUNTY OF DANE    )
                           ) ss.
COUNTY OF DANE             )                        Personally came before me

this ___________ day of ________________, 1996, ___________________of the

Personally came before me this______ day of such above-named corporation, to me known to be ____________________, 1996, Wayne F. McGown, Assistant officer of said corporation, and acknowledged that he Secretary/Treasurer of the above-named corporation, executed the foregoing instrument as such officer as to me known to be such officer of said corporation, the deed of said corporation, by its authority and acknowledged that he executed the foregoing instrument as such officer as the deed of said corporation, by its authority.

                                      /s/ Notary Public, Dane County, Wisconsin

                               General Conditions

Premises. Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, does hereby

(a) Demise and lease unto Tenant, and Tenant hereby rents from Landlord space in that part of the Center illustrated on Exhibit "A" (the "Premises").

(b) Agree to permit Tenant equal access and common use of the Common Areas illustrated on Exhibit A.

Termination. The foregoing section notwithstanding, Landlord may terminate this Lease upon no less than ninety (90) days written notice to Tenant. This Lease shall thereupon terminate at the end of the calendar month after the passage of such ninety (90) days. Surrender of Premises. At the expiration of or any termination of this Lease, Tenant shall surrender the Premises in the same condition as at the commencement of the term, reasonable wear and tear excepted, and shall surrender all keys to Landlord. Tenant's obligations hereunder shall survive expiration or termination of the Lease.

Past Due Rent. If Tenant fails to pay rent when the same is due, the unpaid amount shall, at Landlord's option and without waiving any other right of Landlord, bear interest from the due date to the date of payment at eighteen percent (18%) per annum.

Alterations, Improvements and Changes. Tenant, at its own expense, shall have the right to make such alterations, improvements and changes to the Premises as it may deem necessary, PROVIDED that prior to making any alterations, improvements or changes, Tenant shall obtain Landlord's prior written approval of plans and specifications. Landlord may withhold its consent to any improvements or alterations for reasons other than the financial ability of the Tenant if such reasons are such as would be similarly relied upon by a reasonably prudent businessman then leasing a quantity of space comparable in size to the Premises. Tenant shall in no event make any alteration, improvements or changes which will decrease the value of the Premises or adversely affect the structural integrity of the building within which the Premises are located. Tenant shall promptly pay all contractors and materialmen for work and supplies and shall not permit any lien to attach to the Premises. Should any lien attach or should a "Notice of Intent to File Lien" be mailed to or served upon Tenant or Landlord as a result of material or services supplied or performed at the request of Tenant, Tenant shall immediately bond against the same or discharge the lien within ten (10) days thereafter. In any and all events Tenant shall and does hold Landlord harmless against the lien.

Disposition of Improvements. Notwithstanding their disposition, provided elsewhere in this Lease, all alterations, improvements, changes or additions shall be the property of Landlord, and Tenant shall have only a leasehold interest therein.

Maintenance by Tenant. Tenant shall, at its own cost and without any expense to Landlord or claim against Landlord for reimbursement, keep, maintain and repair the Premises, in the same condition as the Premises existed as of the commencement of this Lease, including all improvements of every kind which may be a part thereof (except structural repairs to the building, its roof, heating, air conditioning and ventilating systems) and shall repair, restore, and replace any improvements or landscaping which may be destroyed or damaged other than by reason of the willful act or negligence of Landlord or its agents.

Reconstruction of Damaged Premises. In the event that any buildings or improvements on the Premises shall be partially or totally destroyed by fire or other casualty so as to make the Premises totally untenantable, rent and other charges due from Tenant under the Lease shall abate to the extent that and in proportion as Tenant's operations are curtailed by such fire or other casualty. Within a reasonable time, Landlord shall repair the Premises in a manner and to at least a condition equal to that prior to the damage or destruction. If repairs are not complete within a reasonable time, Tenant shall have the right to terminate this Lease. In the event that Tenant shall elect to terminate this Lease, Tenant shall have no further obligations under this Lease. Any and all insurance proceeds paid to Landlord or Tenant shall be earmarked for repair and restoration of the damages to the Premises. In any event, Tenant shall have no obligation to repair or replace the Premises.

Utilities. Landlord shall pay for and provide all normal capacity utilities except telephone service.

Fees, Assessments and Real Property Taxes. Tenant shall pay and discharge, as they become due, promptly and before delinquency, all charges, license fees, whether general or special, ordinary or extraordinary, of every nature and kind whatsoever which may be levied, assessed, charged or in respect of Tenant's operations on and occupancy of the Premises except real estate taxes.

Personal Property Taxes. Tenant shall promptly pay and discharge, as they become due and before any delinquency whatsoever, all personal property taxes, assessments, rates, license fees, municipal liens, levies, excises or imports of every nature and kind levied, assessed, charged or imposed on or against Tenant's leasehold interest or personal property of any kind owned or placed in the Premises by Tenant.

Condition and Use. Tenant shall use the Premises solely for office and laboratory use and uses incidental thereto and for no other purpose without Landlord's prior written permission, which permission may be withheld by Landlord in the exercise of its reasonable business judgment. No use shall be permitted, or acts done, which may cause a cancellation of any insurance policy covering the Premises nor shall Tenant sell, permit to be kept, used or sold in or about the Premises any article which may be prohibited from the standard form of fire insurance policy. Tenant shall, at its own expense, comply with all requirements pertaining to the Premises imposed by any insurance company for the continued maintenance of insurance required by this Lease. Tenant is fully familiar with the physical condition of the Premises, Improvements and equipment and has received the same in good order and condition. Landlord makes no representation or warranty with respect to the condition of the Premises, Improvements and equipment, or its fitness or availability for any particular use, and Landlord shall not be liable for any latent or patent defect. By execution of this Lease, Tenant accepts the Premises, improvements and equipment "as is".

Waste and Nuisance. Tenant shall comply with all applicable laws affecting the Premises and Tenant's business and use of such Premises. Tenant shall not commit, or permit to be committed, any waste or nuisance on the Premises.

Right of Entry. Tenant shall permit Landlord, its agents and employees, upon reasonable prior notice, to enter the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of posting notices of availability for rent without any rebate or abatement of rent and without any liability for any loss of occupation or quiet enjoyment of the Premises.

Use of Common Areas. Landlord and Tenant shall not take any action to obstruct the Common Areas as depleted on Exhibit A, and each shall make reasonable efforts to prevent obstruction of such Common Areas by their employees, agents, customers, licensees, invitees, tenants and subtenants. Landlord agree to include in any leases which provide for the lease of all or part of the Common Areas, a provision or provisions which will restrict its tenants from obstructing the Common Areas and require any such tenants to make reasonable efforts to prevent obstruction of the Common Areas.

No Right to Encumber. Tenant shall not encumber, by mortgage, chattel or real estate security agreement, deed of trust or any other similar security documents or documents of transfer and conveyance, its leasehold interest and estate in the Premises.

Casualty Insurance. Landlord shall, at all times during the term of this Lease, at Landlord's sole expense, keep the Premises insured against loss or damage by fire and extended coverage hazards.

Public Liability Insurance. Tenant shall, at all times during the term of this Lease, at Tenant's sole expense, keep in full force and effect a policy of public liability and property damage insurance with respect to the Premises and all business operated thereon, with limits of public liability not less than One Million Dollars ($1,000,000.00) for injury of or death to any one person, and One Million Dollars ($1,000,000.00) for injury or death in any one occurrence, and property damage liability Insurance in the amount of One Million Dollars ($1,000,000.00). Such coverages may be increased by Landlord in the event standard insurance coverages for similar premises in the City of Madison increase for the same or similar uses.

Loss and Damage. Tenant shall be solely responsible for carrying personal property insurance sufficient to cover loss of all personal property on the Premises. Landlord shall not be liable for any damage to or loss of property of Tenant or others located on the Premises except to the extent such damage or loss was caused by Landlord's negligent or willful act. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Premises, or from pipes, appliances or plumbing works, or from any other place, or by dampness, or by any other cause of any nature except to the extent such injury or damage was caused by Landlord's negligent or willful act. Landlord shall not be liable for any such damage caused by persons on the Premises, occupants of adjacent property or the public, or caused by construction of any private, public, or quasi-public work except to the extent such damage was caused by Landlord's own negligent or willful act. Landlord shall not be liable for any latent defect in the Premises.

Disposition of Improvements. Notwithstanding their disposition, provided elsewhere in this Lease, all alterations, improvements, changes or additions shall be the property of Landlord, and Tenant shall have only a leasehold interest therein.

Maintenance by Tenant. Tenant shall, at its own cost and without any expense to Landlord or claim against Landlord for reimbursement, keep, maintain and repair the Premises, in the same condition as the Premises existed as of the commencement of this Lease, including all improvements of every kind which may be a part thereof (except structural repairs to the building, its roof, heating, air conditioning and ventilating systems) and shall repair, restore, and replace any improvements or landscaping which may be destroyed or damaged other than by reason of the willful act or negligence of Landlord or its agents.

Reconstruction of Damaged Premises. In the event that any buildings or improvements on the Premises shall be partially or totally destroyed by fire or other casualty so as to make the Premises totally untenantable, rent and other charges due from Tenant under the Lease shall abate to the extent that and in proportion as Tenant's operations are curtailed by such fire or other casualty. Within a reasonable time, Landlord shall repair the Premises in a manner and to at least a condition equal to that prior to the damage or destruction. If repairs are not complete within a reasonable time, Tenant shall have the right to terminate this Lease. In the event that Tenant shall elect to terminate this Lease, Tenant shall have no further obligations under this Lease. Any and all insurance proceeds paid to Landlord or Tenant shall be earmarked for repair and restoration of the damages to the Premises. In any event, Tenant shall have no obligation to repair or replace the Premises.

Utilities. Landlord shall pay for and provide all normal capacity utilities except telephone service.

Fees, Assessments and Real Property Taxes. Tenant shall pay and discharge, as they become due, promptly and before delinquency, all charges, license fees, whether general or special, ordinary or extraordinary, of every nature and kind whatsoever which may be levied, assessed, charged or in respect of Tenant's operations on and occupancy of the Premises except real estate taxes.

Personal Property Taxes. Tenant shall promptly pay and discharge, as they become due and before any delinquency whatsoever, all personal property taxes, assessments, rates, license fees, municipal liens, levies, excises or imports of every nature and kind levied, assessed, charged or imposed on or against Tenant's leasehold interest or personal property of any kind owned or placed in the Premises by Tenant.

Condition and Use. Tenant shall use the Premises solely for office and laboratory use and uses incidental thereto and for no other purpose without Landlord's prior written permission, which permission may be withheld by Landlord in the exercise of its reasonable business judgment. No use shall be permitted, or acts done, which may cause a cancellation of any insurance policy covering the Premises nor shall Tenant sell, permit to be kept, used or sold in or about the Premises any article which may be prohibited from the standard form of fire insurance policy. Tenant shall, at its own expense, comply with all requirements pertaining to the Premises imposed by any insurance company for the continued maintenance of insurance required by this Lease. Tenant is fully familiar with the physical condition of the Premises, improvements and equipment and has received the same in good order and condition. Landlord makes no representation or warranty with respect to the condition of the Premises, improvements and equipment, or its fitness or availability for any particular use, and Landlord shall not be liable for any latent or patent defect. By execution of this Lease, Tenant accepts the Premises, improvements and equipment "as is".

Waste and Nuisance. Tenant shall comply with all applicable laws affecting the Premises and Tenant's business and use of such Premises. Tenant shall not commit, or permit to be committed, any waste or nuisance on the Premises.

Right of Entry. Tenant shall permit Landlord, its agents and employees, upon reasonable prior notice, to enter the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of posting notices of availability for rent without any rebate or abatement of rent and without any liability for any loss of occupation or quiet enjoyment of the Premises.

Use of Common Areas. Landlord and Tenant shall not take any action to obstruct the Common Areas as depleted on Exhibit A, and each shall make reasonable efforts to prevent obstruction of such Common Areas by their employees, agents, customers, licensees, invitees, tenants and subtenants. Landlord agrees to include in any leases which provide for the lease of all or part of the Common Areas, a provision or provisions which will restrict its tenants from obstructing the Common Areas and require any such tenants to make reasonable efforts to prevent obstruction of the Common Areas.

No Right to Encumber. Tenant shall not encumber, by mortgage, chattel or real estate security agreement, deed of trust or any other similar security documents or documents of transfer and conveyance, its leasehold interest and estate in the Premises.

Casualty Insurance. Landlord shall, at all times during the term of this Lease, at Landlord's sole expense, keep the Premises insured against loss or damage by fire and extended coverage hazards.

Public Liability Insurance. Tenant shall, at all times during the term of this Lease, at Tenant's sole expense, keep in full force and effect a policy of public liability and property damage insurance with respect to the Premises and all business operated thereon, with limits of public liability not less than One Million Dollars ($1,000,000.00) for injury of or death to any one person, and One Million Dollars ($1,000,000.00) for injury or death in any one occurrence, and property damage liability insurance in the amount of One Million Dollars ($1,000,000.00). Such coverages may be increased by Landlord in the event standard insurance coverages for similar premises in the City of Madison increase for the same or similar uses.

Loss and Damage. Tenant shall be solely responsible for carrying personal property insurance sufficient to cover loss of all personal property on the Premises. Landlord shall not be liable for any damage to or loss of property of Tenant or others located on the Premises except to the extent such damage or loss was caused by Landlord's negligent or willful act. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Premises, or from pipes, appliances or plumbing works, or from any other place, or by dampness, or by any other cause of any nature except to the extent such injury or damage was caused by Landlord's negligent or willful act. Landlord shall not be liable for any such damage caused by persons on the Premises, occupants of adjacent property or the public, or caused by construction of any private, public, or quasi-public work except to the extent such damage was caused by Landlord's own negligent or willful act. Landlord shall not be liable for any latent defect in the Premises.

Certificates of Insurance. Tenant and Landlord shall, with respect to any insurance coverage required in this Lease, furnish the other with certificates of insurance evidencing required insurance coverage, which certificates shall state that the other party will be notified in writing ten (10) days prior to cancellation, material change or non-renewal of insurance.

Indemnification of Landlord. Tenant shall indemnify and save Landlord harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following:

(a) Any negligent or willful act on the part of Tenant, or any of its agents, contractors, servants, employees, subtenants, licensees or invitees.

(b) Any failure by Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with.

(c) Any tax attributable to the execution, delivery or recording of this Lease or any modification hereof. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice of Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing. The obligations of Tenant under this section shall survive any termination of this Lease. If Landlord does not approve of counsel designated by Tenant, then Landlord may designate counsel of its choice who shall defend at the expense of Tenant.

Indemnification of Tenant. Landlord shall indemnify and save Tenant harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Tenant by reason of any of the following:

(a) Any negligent or willful act on the part of Landlord, or any of its agents, contractors, servants, employees, subtenants, licensees or invitees.

(b) Any failure by Landlord to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with.

In case any action or proceeding is brought against Landlord by reason of any such claim, Landlord, upon written notice of tenant, will, at landlord expense, resist of defend such action or proceeding by counsel approved by Tenant in writing. The obligations of Landlord under this sections shall survive any termination of this Lease. If Tenant does not approve of counsel designated by Landlord, then Tenant may designate counsel of its choice who shall defend at the expense of Landlord.

Landlord's Payment. In the event of Tenant's failure to pay any required Insurance premiums when the same are due, Landlord may, In addition to and without waiving its other rights, pay the same on Tenant's behalf, and Tenant shall be liable to and obligated to repay Landlord the amount advanced, plus eighteen percent (18%) Interest per annum computed on the principle amount of such payment by Landlord at the time and place rent in next due. next due.

Waiver of Subrogation. Landlord and Tenant for themselves and their successors hereby mutually release and discharge each other from all liability arising by subrogation or otherwise on account of any loss or damage caused by or arising out of any fire or other Insured casualty, however caused.

Total Condemnation. In the event the Premises, or such part of the Premises as will render the remainder unsuitable for Tenant's use, shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease, except as herein provided, shall terminate and expire as of the date of taking.

Partial Condemnation. In the event of partial condemnation, not rendering the remainder of the Premises unsuitable for Tenant's use, this Lease shall remain in full force and effect, with the exception that rent, additional rent, utility charges and any other tenant expenses or charges under this Lease shall be adjusted to reasonably reflect the portion of the Premises, if any, lost by condemnation.

Condemnation Award. In the event of partial condemnation of the Premises and this Lease is not terminated, then Tenant shall have the right to make claim against the condemning or taking authority for the unamortized cost of improvements placed on the Premises by Tenant and located thereon at all the time of the taking or appropriation.

Notice of Default. Tenant shall not be deemed to be in default hereunder in the payment of rent or the payment of any other moneys as herein required or in the furnishing of any bond or insurance policy when required herein unless Landlord first gives Tenant written notice of such default and Tenant falls to cure the default within three (3) days of receipt of such notice, except if Landlord shall have twice previously given Tenant notice of default during the term hereof, Landlord shall not be required to give any further notice. Except as to the provisions or events referred to in the preceding sentence of this section, Tenant shall not be deemed to be in default hereunder unless Landlord shall first give to Tenant thirty (30) days written notice of default, and Tenant fails to cure such default within such thirty (30) day period or, if the default is of such a nature that it cannot be cured within thirty (30) days, Tenant fails to commerce to cure such default within such period of thirty (30) days of fails thereafter to proceed to the curing of such default with all possible diligence.

Default. In the event of any breach of this Lease by Tenant, Landlord, in addition to the other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises. Tenant's property may, in such event, be removed by Landlord and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant. Should Landlord elect to re-enter as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or it may from time to time, without terminating this Lease re-let the Premises, or any part thereof, for such term or terms and at such rental or rentals and on such other terms and conditions as Landlord, in its sole discretion, may deem advisable, with the right to make alterations and repairs to the Premises. On each such re-letting:

(a) Tenant shall be immediately liable to pay to Landlord, in addition to any indebtedness other than rent due hereunder, the expenses of such re-letting and of such alterations and repairs incurred by Landlord, and in the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to, but not beyond, the term of this Lease) exceeds the amount agreed to be paid as rent for the Premises for such period on such re-letting; or

(b) At the option of Landlord, rents received by Landlord from such re-letting shall be applied first, to the payment of any indebtedness, other than rent due hereunder from Tenant to Landlord; second, to the payment of any expenses of re-letting and alterations and repairs; third, to the payment of rent due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent payments as the same may become due and payable hereunder.

If Tenant has been credited with any rent to be received by such re-letting under option (a), hereof, and such rent shall not be promptly paid to Landlord by the new tenant, or if such rentals received from such re-letting under option
(b), hereof, during any month is less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may, at any time thereafter, elect to terminate this Lease for any breach, in addition to any other remedy it may have, Landlord may recover from Tenant all damages incurred by reason of such breach, including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

Tenant's Assignment. Tenant shall not assign this Lease, in whole or in part, without the prior written consent of Landlord. The consent by Landlord to any assignment shall not constitute a waiver of the necessity for consent to any subsequent assignment. Notwithstanding any assignment, Tenant shall remain fully liable on this Lease.

Subletting. Tenant may not sublet all, or any part, of the Premises nor permit any concessionaires or license to operate from the Premises without the prior written consent of Landlord. The consent by Landlord to sublet shall not constitute a waiver of the necessity for consent to any subsequent subletting. Notwithstanding any subletting. Tenant shall remain fully liable on this Lease. Tenant shall provide Landlord with copies of all subleases and with such Information with respect thereto as Landlord may reasonably require.

Assignment of Subleases. Tenant hereby irrevocably assigns to Landlord all rents and other charges due, or to become due, from any subleases of Tenant, together with the right to collect and receive such rents and other charges, provided that, so long as Tenant is not in default under this Lease, Tenant shall have the right to collect such rents and other charges.

Landlord's Assignment. Landlord shall have the right to assign or transfer its interests in this Lease at any time without the consent of Tenant, provided that the assignee or transferee assumes and agrees to be bound by the terms of this Lease and further provided that Landlord notifies Tenant of such assignment and provides Tenant with an executed copy of the transfer instrument immediately upon occurrence.

Subordination Agreements. Upon Landlord's request, Tenant shall execute and deliver to Landlord all documents required to subordinate Tenant's right hereunder to the lien of any mortgages or of any other method of financing or refinancing now or hereafter in force against the Premises. Upon Landlord's request, Tenant shall obtain and deliver to Landlord similar subordination agreements executed by Tenant's sublessees.

Estoppel Certificates. Upon Landlord's request, Tenant shall execute and deliver to Landlord a written estoppel certificate:

(a) Certifying that this Lease is in full force and effect and has not been modified (or stating such modifications);

(b)  Specifying the dates on which rent and other charges have been paid;

(c) Stating whether or not, to the knowledge of Tenant, Landlord is in default under the Lease (and the nature of the default);

(d)  Stating the commencement and termination dates of this Lease;

(e)  Stating whether or not any options to renew have been exercised; and

(f)  Stating any such other information as Landlord may reasonably require.

Upon Landlord's request, Tenant shall obtain and deliver to Landlord similar estoppel certificates executed by Tenant's sublessees.

Accord and Satisfaction: No payment received by Landlord of a leaser amount than the rent or other charges shall be deemed to be other than on account of the earliest stipulated rent or other charges not shall any statement on a check or any letter accompanying a payment of rent or other charges be deemed an accord and satisfaction. Landlord may accept payment without prejudice to Landlord's right to recover the balance of rent or other charges or pursue any remedy in this Lease.

Entire Agreement. This Lease and Exhibit A attached hereto and incorporated herein by reference, set forth all covenants, promises, agreements, conditions [?? Text Illegible ??]

shall not be deemed to be in default hereunder unless Landlord shall first give to Tenant thirty (30) days written notice of default, and Tenant fails to cure such default within such thirty (30) day period or, if the default is of such a nature that it cannot be cured within thirty (30) days, Tenant fails to commence to cure such default within such period of thirty (30) days of fails thereafter to proceed to the curing of such default with all possible diligence.

Default. In the event of any breach of this Lease by Tenant, Landlord, in addition to the other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and properly from the Premises. Tenant's properly may, in such event, be removed by Landlord and stored in public warehouse or elsewhere at the cost of, and for the account of, Tenant. Should Landlord elect to re-enter as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or it may from time to time, without terminating this Lease re-let the Premises, or any part thereof, for such term or terms and at such rental or rentals and on such other terms and conditions as Landlord, in its sole discretion, may deem advisable, with the right to make alterations and repairs to the Premises. On each such re-letting:

(a) Tenant shall be immediately liable to pay to Landlord, in addition to any indebtedness other than rent due hereunder, the expenses of such re-letting and of such alterations and repairs incurred by Landlord, and in the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to, but not beyond, the term of this Lease) exceeds the amount agreed to be paid as rent for the Premises for such period on such re-letting; or

(b) At the option of Landlord, rents received by Landlord from such re-letting shall be applied first, to the payment of any indebtedness, other than rent due hereunder from Tenant to Landlord; second, to the payment of any expenses of re-letting and alterations and repairs; third, to the payment of rent due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent payments as the same may become due and payable hereunder.

If Tenant has been credited with any rent to be received by such re-letting under option (a), hereof, and such rent shall not be promptly paid to Landlord by the new tenant, or if such rentals received from such re-letting under option
(b), hereof, during any month is less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may, at any time thereafter, elect to terminate this Lease for any breach, in addition to any other remedy it may have, Landlord may recover from Tenant all damages incurred by reason of such breach, including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

TENANT'S ASSIGNMENT. Tenant shall not assign this Lease, in whole or in part, without the prior written consent of Landlord. The consent by Landlord to any assignment shall not constitute a waiver of the necessity for consent to any subsequent assignment. Notwithstanding any assignment, Tenant shall remain fully liable on this Lease.

Subletting. Tenant may not sublet all, or any part, of the Premises nor permit any concessionaries or licensee to operate from the Premises the prior written consent of Landlord. The consent by Landlord to sublet shall not constitute a waiver of the necessity for consent to any subsequent subletting. Notwithstanding any subletting. Tenant shall remain fully liable on this Lease. Tenant shall provide Landlord with copies of all subleases and with such information with respect thereto as Landlord may reasonably require.

Assignment of Subleases. Tenant hereby Irrevocably assigns to Landlord all rents and other charges due, or to become due, from any subleases of Tenant, together with the right to collect and receive such rents and other charges, provided that, so long as Tenant is not in default under this Lease, Tenant shall have the right to collect such rents and other charges.

LANDLORD'S ASSIGNMENT. Landlord shall have the right to assign or transfer its interests in this Lease at any time without the consent of Tenant provided that the assignee or transferee assumes and agrees to be bound by the terms of this Lease and further provided that Landlord notifies Tenant of such assignment and provides Tenant with an executed copy of the transfer instrument immediately upon occurrence.

SUBORDINATION AGREEMENTS. Upon Landlord's request, Tenant shall execute and deliver to Landlord all documents required to subordinate Tenant's right hereunder to the lien of any mortgages or of any other method of financing or refinancing now or hereafter in force against the Premises. Upon Landlord's request, Tenant shall obtain and deliver to Landlord similar subordination agreements executed by Tenant's sublessees.

Estoppel Certificates. Upon Landlord's request, Tenant shall execute and deliver to Landlord a written estoppel certificate:

(a) Certifying that this Lease is in full force and effect and has not been modified (or stating such modifications);

(b)  Specifying the dates on which rent and other charges have been paid;

(c) Stating whether or not, to the knowledge of Tenant, Landlord is in default under the Lease (and the nature of the default);

(d)  Stating the commencement and termination dates of this Lease;

(e)  Stating whether or not any options to renew have been exercised; and

(f)  Stating any such other information as Landlord may reasonably require.

Upon Landlord's request, Tenant shall obtain and deliver to Landlord similar estoppel certificates executed by Tenant's sublessees.

ACCORD AND SATISFACTION. No payment received by Landlord of a lesser amount than the rent or other charges shall be deemed to be other than on account of the earliest stipulated rent or other charges nor shall any statement on a check or any letter accompanying a payment of rent or other charges be deemed an accord and satisfaction. Landlord may accept payment without prejudice to Landlord's right to recover the balance of rent or other charges or pursue any remedy in this Lease.

Entire Agreement. This Lease and Exhibit A attached hereto and incorporated herein by reference, set forth all covenants, promises, agreement conditions and understanding between Landlord and Tenant concerning the Premises. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between Landlord and Tenant other than herein set forth. No subsequent change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

No Partnership. Landlord shall not by the execution of this Lease as the creation of the Landlord/Tenant relationship created by this Lease in become or be construed as or deemed to be a partner, joint venturer or member of a joint enterprise with Tenant.

Force Majeure. If either party is delayed from the performance of any act required hereunder by reason of labor difficulties, restrictive governmental regulations, riots, insurrection, war or like reasons not the fault of the party delayed, then the period for performance of the act shall be extended for a period equivalent to the period of the delay. This section shall not excuse Tenant from prompt payment of rent, additional rent or any other payments required by this Lease.

Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein shall not be deemed a waiver of the term, covenant or condition. The acceptance of rent by Landlord shall not be deemed a waiver of any preceding breach by Tenant of any covenant herein, other than the failure of Tenant to pay the rent so accepted. No covenant, term or condition of this Lease shall be waived by Landlord, unless the waiver is in writing signed by Landlord.

Notices. Any notices given or required to be given to Landlord shall be mailed, with appropriate postage, to the addresses set forth on the cover page of this Lease.

Partial Invalidity. If any provision of this Lease or any specific application shall be invalid or unenforceable, the remainder of this Lease, the application of the provision in other circumstances, shall not be affected, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

Warranty of Title. Landlord warrants and represents that it holds the Premises pursuant to a ground lease and has full right to make this Lease, and that Tenant shall have quiet and peaceable possession of the Premises as long as Tenant is not in default hereunder.

Remedies Cumulative. All remedies conferred on Landlord by this Lease shall be deemed cumulative and no one exclusive of the other or of any other remedy conferred by law.

Binding Effect. The covenants and agreements contained in this Lease shall bind the respective successors, heirs and legal representatives of the parties hereto.

                                 [CHART OMITTED]

                                   AMENDMENT 1

          UNIVERSITY SCIENCE CENTER PARTNERSHIP/FOCUSED RESEARCH, INC.
                              LEASE DATED 11/13/95

University Science Center Partnership and Focused Research Inc. agree to add approximately 720 leaseable square feet in suite B at 555 Science Drive to the 1,050 square feet currently leased in suites D and E.

The Address in the lease is amended to: 555 Science Drive, Suite B, D and E.

The leased premises is amended to increase the total to 1,770 square feet.

The monthly rent is amended to: $1,981.88 monthly through December 1996; $3,084 beginning January 1, 1997; $3,106.13 beginning December 1, 1997; and for the option term: $3,163 beginning December 1, 1998 and $3,186 beginning December 1, 1999.

All other lease terms and conditions remain the same.

This amendment is effective December 1, 1996.

LANDLORD:
University Science Center Partnership

By: /s/ Signature Illegible                                       DATE: 10/29/96
   ------------------------------------------------                     --------
   Wayne McGown, Assistant Secretary Treasurer
   University Research Park Facilities Corp.,
   Managing Partner

TENANT
Focused Research, Inc.

By: /s/ Signature Illegible                                       DATE: 10/17/96
   -------------------------------------------------                    --------
   Rob Marsland, Vice President


1265 WARF Building 610 Walnut Street Madison WI 53705-2336 (608) 262-3677 FAX
(608) 265-2886

                                  ATTACHMENT A1

                                 [CHART OMITTED]